Exhibit 99.1

OMNIQ’s Q Shield™ AI-Based Vehicle Recognition Technology Selected in Georgia to Crack Down on Crime and Enforce Uninsured and Registration Violations

●	There are approximately 36 million uninsured vehicles traversing our nation's roads every day.
●	States are losing millions of dollars from unregistered vehicles on the road
●	Business model based on recurring revenue share
●	OMNIQ’s Q Shield™ “battle proven” Safe City” systems are deployed in sensitive areas around the world preventing terror and crimes.
●	Company provides machine vision solutions to empower safe and smart cities
●	Solution will assist city to identify and issue citations for insurance and registration violations and issue timely information and alerts to local Police departments for vehicles on a law enforcement wanted list or involved in criminal activity

SALT LAKE CITY, February 5, 2021 — OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ” or “the Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based solutions, today announced that the Company has been selected by a city in the state of Georgia to deploy its Q Shield™ vehicle recognition systems (VRS) technology to identify any vehicle driving through city which is uninsured or in violation of its registration requirements. Q Shield™ addresses a problem in Georgia that is endemic across the United States, that approximately 36 million uninsured vehicles are traversing our nation's roads every day and states are losing millions of dollars from unregistered vehicles on the road

Q Shield™, OMNIQ’s AI-based machine vision VRS solution uses patented Neural Network algorithms that imitate human brains for pattern recognition and decision-making. More than 17,000 OMNIQ AI based machine vision sensors are installed worldwide, including approximately 7,000 in the U.S. Based on superior accuracy and patented features like identification of make and color combined with superior accuracy based on the sophisticated algorithm and machine learning that largely depends on accumulated provided by thousands of sensors already deployed.

OMNIQ’s “Battle Proven” AI based Machine Vision systems are installed in over 30 airports in the US, including JFK, La Guardia, LAX, Miami and many others as well as in sensitive areas worldwide, for Safe City/Security purposes.

“When a vehicle that does not have the required liability coverage or is in violation of the vehicle registration requirements passes Q Shield’s™ sensors, deployed throughout the city, in real-time OMNIQ’s Q Shield™ system triggers a “notice of violation” which will be mailed to the vehicle’s registered owner” – said Sandy Mayer VP Sales and Marketing OMNIQ Vision.

“For this phase of the program, Q Shield™, OMNIQ’s VRS solution will be installed in several key intersections throughout the city to efficiently and accurately capture vehicle data, including license plate number, color, make, and model. Q Shield’s™ technology will also be used to provide local law enforcement with timely alerts for any vehicle on a federal, state, and local law enforcement wanted list in addition to enforcing the traffic violations above”.

“We are excited to provide our machine vision VRS technology to benefit the citizens of the city and assist the city’s local Police Department” said Shai Lustgarten, CEO of OMNIQ.

“Despite their usefulness in helping police solve crimes, automatic license plate and vehicle recognition (VRS) solutions are often beyond the reach of many smaller municipalities. The cost of a such needed, especially in today’s environment, efficient solution, can often exceed budgetary limits. We are proud with our Q Shield™ product, deployed and a major player in terror prevention for governments, around the world, now available and affordable to protect all citizens anywhere.”.

“Municipalities now are able to join our program which thanks to the revenues generated through Q Shield’s™ offering, and a unique pricing model introduced by OMNIQ, we are delighted to be able to overcome those hurdles that prevent municipalities today, from getting their citizens the security, safety and services they deserve” said Mr. Lustgarten.

About OMNIQ Corp.

OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

888-309-9994

IR@omniq.com

James Carbonara
Hayden IR
(646)-755-7412
james@haydenir.com

Brett Maas
Hayden IR
(646) 536-7331
brett@haydenir.com